UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2017

MABVAX THERAPEUTICS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-31265	93-0987903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11535 Sorrento Valley Rd., Suite 400
San Diego, CA 92121
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (858) 259-9405

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07
Submission of Matters to a Vote of Security Holders.

A Special Meeting of Stockholders of MabVax Therapeutics Holdings, Inc. (the “Company”), was held on December 1, 2017, at 11:00 a.m. Pacific Standard Time/2:00 p.m. Eastern Standard Time (the "Special Meeting"). At the Special Meeting, a total of 13,136,301 shares, or 50.3%, of the Company's stock entitled to vote at the Special Meeting, including Series D Convertible Preferred Stock, Series E Convertible Preferred Stock, Series I Convertible Preferred Stock, Series J Convertible Preferred Stock, Series K Convertible Preferred Stock, and Series L Convertible Preferred Stock voting on an as-converted basis, subject to certain voting limitations set forth in the respective governing Certificates of Designation, were represented in person or by proxy.

Set forth below is a brief description of each matter voted upon at the Special Meeting and the voting results with respect to each matter.

1) To approve the potential issuance of up to an aggregate of 9,666,667 shares of common stock, in excess of 19.99% of the number of shares of common stock that were issued and outstanding on October 17, 2017, upon the conversion of 58,000 shares of the Company’s newly authorized Series L Convertible Preferred Stock, which were issued to certain holders of the Company’s Preferred Stock pursuant to Exchange Agreements dated October 18, 2017.

Votes For	Votes Against	Abstain
12,595,860	418,718	67,519

The proposal was approved.

2) To ratify the issuance of up to an aggregate of 2,900,000 restricted shares of common stock to certain investors in the Company’s May 2017 public offering, in excess of 19.99% of the number of shares of common stock that were issued and outstanding on May 3, 2017, including 1,968,664 shares of common stock underlying the Company’s Series I Convertible Preferred Stock.

Votes For	Votes Against	Abstain
12,076,844	404,642	67,511

The proposal was approved.

3) To authorize an amendment to the Company’s Fifth Amended and Restated 2014 Employee, Director and Consultant Equity Incentive Plan to increase the number of shares available for issuance thereunder to 10,128,406 shares from 6,128,406 shares, representing an increase of 4,000,000 shares, to increase the number of shares available for issuance under the “evergreen” provision and to increase the number of shares issuable to any one participant in any fiscal year to 3,600,000 shares, representing an increase of 2,600,000 shares.

Votes For	Votes Against	Abstain
12,610,923	446,923	78,455

The proposal was approved.

 Item 8.01
Other Events.

The Company announced today approval of Proposals 1, 2, and 3. A copy of the press release is attached.

Item 9.01
Financial Statements and Exhibits.

(d)           Exhibits.

The exhibit listed in the following Exhibit Index is furnished with this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Press Release dated December 1, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MABVAX THERAPEUTICS HOLDINGS, INC.

Dated: December 1, 2017	/s/ J. David Hansen
J. David Hansen
President and Chief Executive Officer